UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
October 19, 2022
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
Rayonier Advanced Materials Inc.
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RYAM	New York Stock Exchange
Preferred Share Purchase Right	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.02(d) Election of Directors

On October 19, 2022, the Rayonier Advanced Materials Inc. (the “Company”) Board of Directors elected Charles R. Eggert as a Class III independent director of the Company to serve until the 2023 annual meeting of the stockholders of the Company and thereafter until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. On October 19, 2022, Mr. Eggert was also appointed to each of the Audit Committee and the Sustainability Committee of the Board of Directors of the Company. There are no arrangements or understandings between Mr. Eggert and any other person pursuant to which he was selected as a director. In addition, there are no transactions in which Mr. Eggert has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Upon his election to the Board, Mr. Eggert will receive compensation equivalent to the compensation of the other non-employee directors (as described in the Company’s most recent Proxy Statement filed with the SEC), except that Mr. Eggert will receive a prorated 2022-2023 annual cash retainer and a prorated number of restricted stock units of the Company, to vest on the earlier of the first anniversary of the date of grant or the next annual meeting of the stockholders at which one or more members of the Board are standing for re-election, as long as Mr. Eggert has not voluntarily left the Board prior to such date. Additionally, in connection with Mr. Eggert’s election to the Board, the Company and Mr. Eggert will enter into an indemnification agreement in substantially the same form that the Company has entered into with each of the Company’s existing directors. The form of such indemnification agreement was previously filed by the Company as an exhibit to its Amendment No. 4 to the Registration Statement on Form 10 filed with the SEC.

Item 8.01	Other Events

On October 19, 2022, the Board, following the recommendation of the Company’s Nominating and Corporate Governance Committee, pursuant to the Board’s authority under Section 3.2 of the Company’s Amended and Restated Bylaws, decreased the number of directors serving on the Board from ten directors to nine directors, eliminating the vacancy created by the retirement of Paul G. Boynton effective May 16, 2022.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	A copy of the press release announcing the election of Mr. Eggert is attached hereto as Exhibit 99.1
104	The cover page from this Current Report on Form 8-K formatted as Inline XBRL

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc.

By:	/s/ Richard Colby Slaughter
Richard Colby Slaughter
Senior Vice President, General Counsel and Corporate Secretary

October 20, 2022

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